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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): October 24, 1998

                       FINANCIAL ASSET SECURITIES CORP.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

           Delaware                    333-44067              06-1442101
-------------------------------     ---------------    -----------------------
(State or Other Jurisdiction of       (Commission          (I.R.S. Employer
        Incorporation)                File Number)       Identification No.)

       600 Steamboat Road
     Greenwich, Connecticut                                     06830
 -----------------------------                            ------------------
     (Address of Principal                                    (Zip Code)
       Executive Offices)

Registrant's telephone number, including area code (203) 622-2700
                                                   ----- --------

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Item 5.  Other Events.
----     ------------

Filing of Computational Materials
---------------------------------

     In connection with the proposed offering of the Residential Mortgage Loan Trust 1998-1 Certificates, Greenwich Capital Markets, Inc., as representative of the several underwriter (the "Representative") has prepared certain materials (the "Collateral Term Sheets") for distribution to their potential investors. Although Financial Asset Securities Corp. (the "Company") provided the Representative with certain information regarding the characteristics of the mortgage loans in the related portfolio, the Company did not participate in the preparation of the Collateral Term Sheets.

     The Collateral Term Sheets are attached hereto as Exhibit 99.1. These Collateral Term Sheets are filed on Form SE dated November 2, 1998 and supersede any prior collateral information which may have been previously filed with the Securities and Exchange Commission.





Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1   Collateral Term Sheets.
            filed on Form SE dated November 2, 1998.





     SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     FINANCIAL ASSET SECURITIES CORP.



                                     By:  /s/ John Paul Graham
                                          ------------------------------
                                          Name:  /s/ John Paul Graham
                                          Title: Vice President

Dated:  November 2, 1998





Exhibit Index
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Exhibit                                                                  Page
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99.1      Collateral Term Sheets filed on Form SE dated November 2,
          1998.





                               BROWN & WOOD LLP
                            One World Trade Center
                           New York, New York 10048
                           Telephone: (212) 839-5300
                           Facsimile: (212) 839-5599





                                                  November 2, 1998


BY MODEM
--------

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

             Re:  Financial Asset Securities Corp.
                  Residential Mortgage Loan Trust 1998-1
                  Certificates
                  --------------------------------------

Ladies and Gentlemen:

     On behalf of Financial Asset Securities Corp. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, for Collateral Term Sheets in connection with the above-referenced transaction.

                                                 Very truly yours,

                                                 /s/ Edward B. Locke

                                                 Edward B. Locke

Enclosure